EXHIBIT 32

                           DECORATOR INDUSTRIES, INC.
                    CERTIFICATE REQUIRED BY 18 U.S.C. SS.1350

                                  CERTIFICATION

        As required by 18 U.S.C. ss.1350, the undersigned certify that this Report on Form 10-K fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in this Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 26, 2004

                                 By: /s/ William A. Bassett
                                     -------------------------------------------
                                     William A. Bassett, Chief Executive Officer

Date: March 26, 2004

                                 By: /s/ Michael K. Solomon
                                     -------------------------------------------
                                     Michael K. Solomon, Treasurer